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                                                                    EXHIBIT 10.4

                               AMENDMENT AGREEMENT
                                      NO. 3

                  AMENDMENT AGREEMENT NO. 3, dated as of June 21, 2002 (this "Amendment"), to the Receivables Purchase Agreement, dated as of April 18, 2002 (as amended, restated and/or otherwise modified from time to time, the "RPA"), among HomePride Finance Corp. ("HomePride") and GSS HomePride Corp. (the "Seller"), CIT Group/Sales Financing, Inc. (the "Sub-Servicer"), Greenwich Funding Corp. (the "Investor"), the financial institutions named therein as Banks (the "Banks") and Credit Suisse First Boston, New York Branch (the "Agent"). Capitalized terms not otherwise defined herein shall have the meanings attributed to them in the RPA.

                  WHEREAS, the parties hereto desire to amend the RPA on the terms and subject to the provisions hereof;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

                  SECTION 1. Amendments to RPA.

                  1.1 The definition of "Eligible Receivable" in Section 1.01 of the RPA is hereby amended by deleting the period at the end thereof and adding at the end thereof the following:

                  and

                           (xxx) until such time as the Agent has received a "no
                  objection" letter, in form and substance satisfactory to the Agent, from the appropriate regulatory body in the State of Louisiana which explicitly states that both the Conduit and CSFB are exempt from any requirement in such State to obtain any licenses, permits and/or approvals or to submit any notifications or registrations in connection with the transactions contemplated by the Transaction Documents, (i) the Obligor under the Contract related to such Receivable shall not be a resident of such State, (ii) the related Manufactured Home shall not be located in such State and (iii) the Title for such Manufactured Home shall not be, and shall not be required to be, issued by such State or any subdivision, agency, bureau or court thereof; and

                           (yyy) until such time as the Agent has received a "no
                  objection" letter, in form and substance satisfactory to the Agent, from the appropriate regulatory


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                  body in the State of Maryland which explicitly states that both the Conduit and CSFB are exempt from any requirement in such State to obtain any licenses, permits and/or approvals or to submit any notifications or registrations in connection with the transactions contemplated by the Transaction Documents, (i) the Obligor under the Contract related to such Receivable shall not be a resident of such State, (ii) the related Manufactured Home shall not be located in such State and (iii) the Title for such Manufactured Home shall not be, and shall not be required to be, issued by such State or any subdivision, agency, bureau or court thereof; and

                           (zzz) until such time as the Agent has received a "no
                  objection" letter, in form and substance satisfactory to the Agent, from the appropriate regulatory body in the State of New York which explicitly states that each of the Seller, the Conduit and CSFB are exempt from any requirement in such State to obtain any licenses, permits and/or approvals or to submit any notifications or registrations in connection with the transactions contemplated by the Transaction Documents, (i) the Obligor under the Contract related to such Receivable shall not be a resident of such State, (ii) the related Manufactured Home shall not be located in such State and (iii) the Title for such Manufactured Home shall not be, and shall not be required to be, issued by such State or any subdivision, agency, bureau or court thereof;

                           (aaaa) until such time as the Agent has received a
                  "no objection" letter, in form and substance satisfactory to the Agent, from the appropriate regulatory body in the Commonwealth of Pennsylvania which explicitly states that both the Conduit and CSFB are exempt from any requirement in such Commonwealth to obtain any licenses, permits and/or approvals or to submit any notifications or registrations in connection with the transactions contemplated by the Transaction Documents, (i) the Obligor under the Contract related to such Receivable shall not be a resident of such Commonwealth, (ii) the related Manufactured Home shall not be located in such Commonwealth and (iii) the Title for such Manufactured Home shall not be, and shall not be required to be, issued by such Commonwealth or any subdivision, agency, bureau or court thereof; and

                           (bbbb) which relates to a Contract of a type, and was
                  originated by a Dealer or HomePride in a State, that, in each case, was addressed in an Opinion of Counsel delivered in accordance with Section 7.01(l) or Section 7.02(j) hereof and such Opinion of Counsel did not disclose any federal, state or local licensing, registration, notification or similar requirements with respect to such Receivable which are applicable to (i) HomePride, HomePride SPV or the Seller, other than that those that have been satisfied by HomePride, HomePride SPV or the Seller, as applicable, or (ii) the Agent, the Investor or any Bank.



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                  1.2 Section 7.02 of the RPA is hereby amended by deleting
         clause (j) thereof and inserting in its place the following:

                           (j) HomePride shall have provided Agent an Opinion of
                  Counsel in a form consistent with the form contemplated by
                  Section 7.01(l) that (i) updates all prior Opinions of Counsel delivered in accordance with Section 7.01(l) and this Section 7.02(j) (each, a "Prior Opinion") and (ii) identifies each State of the United States in which HomePride, HomePride SPV or the Seller has satisfied the state and local licensing, registration, notification and similar requirements (each, a "License") with respect to the transactions contemplated by the Transaction Documents (each, a "Consumer Transaction") and states that no other state, local or federal Licenses are required for the Consumer Transactions consummated to date. The Opinion of Counsel referenced in the previous sentence shall be required if, and only if, HomePride shall have consummated any Consumer Transactions not addressed by any Prior Opinion; and

                           (k) The Agent shall have received such other
                  approvals, opinions or documents as it may request.

         SECTION 2. Conditions to Effectiveness. The amendments contained in this Amendment shall not become effective until the Agent shall have received an executed counterpart of this Amendment duly executed by each party thereto.

         SECTION 3. Representations and Warranties. Each of the Seller and the Servicer reaffirms and restates the representations and warranties set forth in the RPA and any agreement, document or instrument related thereto, and certifies that such representations and warranties are true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date. In addition, the Seller and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no Termination Event (nor any event that but for notice or lapse of time or both would constitute an Termination Event) shall have occurred and be continuing as of the date hereof nor shall any Termination Event (nor any event that but for notice or lapse of time or both would constitute a Termination Event) occur due to this Amendment becoming effective,
(b) the Seller and the Servicer each has the corporate power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Amendment, and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Seller or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment other than such that have been obtained.



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

         SECTION 4. Reference to and Effect on the Documents.

                  4.1 On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference in the RPA to "this Agreement" shall refer to the RPA as amended hereby and each reference in the RPA to "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the RPA as amended hereby. On and after the date on which this Amendment becomes effective pursuant to Section 2 of this Amendment, each reference to the RPA in any agreement, document or instrument related to the RPA shall mean and be a reference to the RPA as amended hereby.

                  4.2 Except as expressly amended above, the RPA shall remain in full force and effect and is hereby ratified and confirmed in all respects.

                  4.3 The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Investor, any Bank or the Agent under the RPA nor constitute a waiver of any provision of the RPA.

         SECTION 5. Governing Law. THIS AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


         SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                          [Signature pages to follow.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


         SELLER:                  GSS HOMEPRIDE CORP.


                                  By:    /s/ Frank B. Bilotta
                                     -------------------------------
                                      Name:  Frank Bilotta
                                      Title: President


         INVESTOR:                GREENWICH FUNDING CORP.

                                  By:    Credit Suisse First Boston, New York
                                         Branch, as its Attorney-In-Fact


                                  By:    /s/ Mark Lengel
                                     -------------------------------
                                      Name:  Mark Lengel
                                      Title: Vice President


                                  By:    /s/ Mark Golombeck
                                     -------------------------------
                                      Name:  Mark Golombeck
                                      Title: Vice President




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         BANK:                    CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


                                  By:    /s/ Anthony Giordano
                                     -------------------------------
                                      Name:  Anthony Giordano
                                      Title: Director


                                  By:    /s/ Alberto Zonca
                                     -------------------------------
                                      Name:  Alberto Zonca
                                      Title: Vice President


         AGENT:                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                                  AS AGENT


                                  By:    /s/ Anthony Giordano
                                     -------------------------------
                                      Name:  Anthony Giordano
                                      Title: Director

                                  By:    /s/ Alberto Zonca
                                     -------------------------------
                                      Name:  Alberto Zonca
                                      Title: Vice President




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         SERVICER:                HOMEPRIDE FINANCE CORP., AS SERVICER


                                  By:    /s/ Anthoney S. Cleberg
                                     -------------------------------
                                      Name:  Anthoney S. Cleberg
                                      Title: Vice President



         SUB-SERVICER:            THE CIT GROUP/SALES FINANCING, INC.


                                  By:    /s/ Ron G. Arrington
                                     -------------------------------
                                      Name:  Ron G. Arrington
                                      Title: Executive Vice President






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